UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2020 (October 14, 2015)

ENERGY RECOVERY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34112	01-0616867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Drive, San Leandro, California 94577
(Address of Principal Executive Offices) (Zip Code)

(510) 483-7370
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ERII	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced on a Current Report on Form 8-K filed on October 19, 2015 (the “Original Report”), on October 14, 2015, Energy Recovery Inc. through its subsidiary ERI Energy Recovery Ireland Ltd. (collectively, the “Company”), entered into a License Agreement (the “Agreement”) with Schlumberger Technology Corporation, a subsidiary of Schlumberger Limited (collectively, “Schlumberger”, and together with the Company, the “Parties”), for the exclusive right to use certain intellectual property related to the Company’s VorTeq™ technology.

The Company is filing this amendment to the Original Report to disclose that on June 24, 2020, the Parties announced that they have agreed to terminate the Agreement and have entered into a Termination Agreement and Release (the “Termination Agreement”), effective June 1, 2020 (the “Termination Effective Date”), pursuant to which Schlumberger will cease the use of the Company’s intellectual property related to the Company’s VorTeq™ technology, and will owe no further payments to the Company including any fees or royalties incurred from the Termination Effective Date.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement. A copy of the Termination Agreement is filed with this Amendment to Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 regarding the Agreement is incorporated by reference into this Item 1.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Termination Agreement and Release, dated as of June 24, 2020, by and between ERI Energy Recovery Ireland Ltd. and Schlumberger Technology Corporation.
99.1	Press Release dated June 29, 2020.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Recovery, Inc.

Date:	June 29, 2020	By:	/s/ William Yeung
William Yeung
Chief Legal Officer